UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


                            August 1, 2006
                           (Date of Report)


                        Expleo Solutions, Incorporated
             (Exact name of registrant as specified in its charter)


            Florida          000-50896               37-1461362
(State or other          (Commission File No.)  (IRS Employer ID No.)
jurisdiction
of incorporation)


1415 W. 22nd Street
Tower Floor
Oak Brook, IL 60523
(Address of principal executive offices)


920-207-7772
(Registrant's telephone number, including area code)


1415 W. 22nd Street
Tower Floor
Oak Brook, Il 60523

(Former name or former address, if changed since last report.)

Kohler Capital I, Corporation







Section 1 - Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.
Section 2 - Financial Information
Item 2.01  Completion of Acquisition or Disposition of Assets.
Section 3 - Securities and Trading Markets
Item 3.02  Unregistered Sales of Equity Securities.
Section 5 - Corporate Governance and Management
Item 5.01  Changes in Control of Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.
Item 6.01  Resignation of Registrant's Directors.
Section 8 - Other Events
Item 8.01  Other Events.



GENERAL

Effective as of July 18, 2006, the Company entered into an employment agreement with Mr. Kerry LaBant ("LaBant"), in which LaBant was issued thirty-four million (34,000,000) shares of the Company's common stock in exchange for the exclusive provision of LaBant's intellectual property, in the field of digital asset management, for a term of two years. As a result of this agreement, LaBant effectively gained control of the Company as the owner of 94.5% of the Company's outstanding common shares. The Agreement is attached hereto as Exhibit A.

On July 20, 2006, the Company's Board of Directors appointed Kerry LaBant to the position of Director and President, and resolved to change the name of the Company to Expleo Solutions, Incorporated. That same day, Gerard Werner tendered his resignation to the Company, from his positions as President and Director of the Company.

On July 24, 2006, the Company's Board of Directors approved and implemented a 1 - for - 4 reverse stock split.





PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Expleo Common Stock immediately prior to and following the events listed above by (i) each person known by the Registrant to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Registrant's officers and directors;
and (iii) the Registrant's officers and directors as a group.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. For purposes hereof, beneficial ownership prior to the the events listed above has been determined assuming 2,000,000 shares of Kohler Common Stock outstanding, and beneficial ownership immediately following the evens listed above has been determined assuming 9,000,000 shares of Expleo Common Stock outstanding, giving effect to the Exmployment Agreement with LaBant and the 1- for- 4 reverse split of the Registrant approved by the Company's Board of Directors shortly threeafter;



Name of Beneficial Owner      Shares of Common Stock      Shares of Common Stock       Percentage of Class       Percentage of Class
                              owned immediately prior     owned immediately            owned immediately prior   owned immediately
                              to events                   following events             to events                 following events


Gerard Werner		      400,000                       100,000                      20%                       1.11%

Christopher Werner            825,000                       206,500                      41.25%                    2.29%

Ken Pavichevich               608,000                       152,000                      30.40%                    1.69%

Kerry LaBant                   20,000                     8,505,000                      1.00%                    94.50%

All Current Executive
Officers and Directors
as a group                     20,00                      8,505,000                      1.00%                    94.50%



Set forth below is certain information with respect to the individuals who now comprise the Company's Board of Directors:

Name		        Age             Position

Kerry LaBant             51            Chairman of the Board of Directors,
                                       President, Secretary





Kerry R. LaBant


Mr. LaBant is founder and President of "The Design Consortium", a Chicago based design firm started in 1982. The Company, under his direction, focused on Brand creation and evolvement mainly through consumer product packaging and Brand support materials such as print ads, point of purchase displays and brochures.

Services provided by The Design Consortium include: Discovery - a practice that generates a rich understanding of the needs and resources of the market field; Synthesis - brings together lessons learned in the Discovery process in to a strategic market plan; Delivery - communicates alternatives identified by the Synthesis process, serves potential solutions to clients and potential users, refines the solution, produces and delivers the product.

Mr. LaBant has recently worked on-site at Alberto-Culver Company, a Fortune 500 company, as an independent contractor in the capacity of Project Design Manager. His task was to re-design the $400+ million VO5 Brand, and to supervise the launch of the new design. His responsibilities included Brandmark and package design, identifying and color matching packaging structures, mechanical preparation of all the artwork, gaining content approvals of the artwork from all the stakeholders involved in the project, supervising pre-press and printing of the newly branded packaging and materials.

In addition to Mr. LaBant's 20+ year relationship with Alberto-Culver Company, other clients include Barton Brands, Wilson Sporting Goods, Sara Lee Bakery, S&H Motivation, Quaker Foods and Sanford Corporation. to name a few. Brand names Mr. LaBant has contributed to include VO5, Wilson Pro Staff, Chucke Cheese, Gatorade, Sharpie, TRESemme, Sara Lee, St. Ives, Good Humor, Wilson Tennis, Ford, Mrs. Dash, Chrysler, John Deere, Baderbrau Beer and more.

Mr. LaBant has also been actively involved in such charities as "The Buffalo Prairie Gang Camps" - where terminally ill kids can go, have fun and bond with other kids with similar problems. Other charities include Villa Scalabrini, a home for the elderly, Paul Newman's "Hole In The Wall Gang Camps", Woman's Prentice Hospital and the Chrones and Colitis Foundation.

Mr. LaBant will be a full time employee of Expleo Solutions, Inc., and serve as President, and Chairman of the Board of Directors. Mr. LaBant may allot a minimal amount of time at The Design Consortium, whereby it will in no way interfere with his duties as President of Expleo Solutions, Inc.

Mr. LaBant attended the American Academy of Art in Chicago, Illinois.


BUSINESS

Expleo Solutions, Inc.

(Formerly Kohler Capital I, Corporation)

	The Registrant was incorporated under the laws of the State of Florida on May 7, 2001, and is in the early developmental and promotional stages. The business of the Registrant to date classifies the Registrant as a "blank check" or "shell" company whose sole purpose has been to locate and consummate a merger or acquisition with a private entity. Under terms of the Employment Agreement, the Registrant has acquired the intelletcual property of Mr. Kerry LaBant, who is an expert in the field of digital asset management.

A detailed description of the business of the Registrant as heretofore conducted is hereby incorporated by reference to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2004, a copy of which is on file with the Securities and Exchange Commission.




	Exhibits.

1. Exployment agreement between Kohler Capital 1, Corporation and Mr. Kerry LaBant, dated July 18, 2006.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 2006

               EXPLEO SOLUTIONS INC,



By:   /s/ Kerry LaBant
Name:     Kerry LaBant
Title:    President and Chief Executive Officer